Exhibit 24.2

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, THAT I, Stephen M. Wolf, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

        I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2002.

                                                                 /s/ Stephen M. Wolf
                                                                 Stephen M. Wolf

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, THAT I, Mathias J. DeVito, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

        I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2002.

                                                                 /s/ Mathias J. DeVito
                                                                 Mathias J. DeVito

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, THAT I, Peter M. George, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

        I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2002.

                                                                 /s/ Peter M. George
                                                                 Peter M. George

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert L. Johnson, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

        I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2002.

                                                                 /s/ Robert L. Johnson
                                                                 Robert L. Johnson

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert LeBuhn, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

        I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2002.

                                                                 /s/ Robert LeBuhn
                                                                 Robert LeBuhn

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, THAT I, John G. Medlin, Jr., Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

        I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2002.

                                                                 /s/ John G. Medlin, Jr.
                                                                 John G. Medlin, Jr.

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, THAT I, Hanne M. Merriman, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

        I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2002.

                                                                 /s/ Hanne M. Merriman
                                                                 Hanne M. Merriman

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, THAT I, Thomas H. O'Brien, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

        I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2002.

                                                                 /s/ Thomas H. O' Brien
                                                                Thomas H. O'Brien

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, THAT I, Hilda Ochoa-Brillembourg, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

        I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2002.

                                                                 /s/ Hilda Ochoa-Brillembourg
                                                                 Hilda Ochoa-Brillembourg

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, THAT I, Richard B. Priory, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

        I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2002.

                                                                 /s/ Richard B. Priory
                                                                 Richard B. Priory

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, THAT I, Raymond W. Smith, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 2001 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

        I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2002.

                                                                 /s/ Raymond W. Smith
                                                                 Raymond W. Smith